UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2006 (September 14, 2006)

REFCO INC.
REFCO GROUP LTD., LLC
REFCO FINANCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32604	20-2537426
Delaware	333-119701	52-2169014
Delaware	333-119701-23	20-1400416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Financial Center
200 Liberty Street, Tower A
New York, New York 10281
(Address of Principal Executive Offices) (Zip Code)

(Registrant's Telephone Number, Including Area Code)   (212) 693-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2006, Refco Inc. ("Refco") and its affiliated debtors-in-possession (together with Refco, the "Debtors") and certain of its non-Debtor affiliates (the "Non-Debtor Affiliates") entered into a Form of Plan Support Agreement (the "Plan Support Agreement") with the following parties: (i) the Official Committee of Unsecured Creditors of Refco Inc., et al. (the “Official Committee”); (ii) the Additional Committee of Unsecured Creditors of Refco Inc., et al. (the “Additional Committee”); (iii) the chapter 11 trustee (the “RCM Trustee”) in his capacity as chapter 11 trustee for Refco Capital Markets Ltd. (“RCM”); (iv) each of the individual customers and creditors of RCM that are or will become signatories to the Plan Support Agreement (the “RCM Creditors”); (v) each of the individual creditors of the Debtors or Refco, LLC (“LLC”) that are or will become signatories to the Plan Support Agreement (the “Refco Creditors” and, together with the Official Committee, the Additional Committee, the RCM Trustee, the Debtors, the Non-Debtor Affiliates, and the RCM Creditors, the “Parties”); and (vi) solely for purposes of certain provisions of the Plan Support Agreement, the chapter 7 trustee for LLC in his capacity as chapter 7 trustee for LLC.

Attached as an exhibit to the Plan Support Agreement is the global term sheet (the "Global Term Sheet"), which sets forth the terms of a proposed global reorganization plan for the Debtors and RCM. The Parties entered into the Plan Support Agreement to memorialize their support for a global reorganization plan implementing the terms of the Global Term Sheet.

The foregoing description of the Plan Support Agreement and the Global Term Sheet are qualified in their entirety by reference to the Plan Support Agreement and the Global Term Sheet, which are attached together as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
Exhibit 10.1	Plan Support Agreement, dated September 14, 2006 (including the Global Term Sheet attached as Exhibit A thereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFCO INC.

Date: September 18, 2006

By: /s/ Jerry Lombardo

Jerry Lombardo

Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFCO GROUP LTD., LLC

Date: September 18, 2006

By: /s/ Jerry Lombardo

Jerry Lombardo

Authorized Person

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFCO FINANCE INC.

Date: September 18, 2006

By: /s/ Jerry Lombardo

Jerry Lombardo

Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Plan Support Agreement, dated September 14, 2006 (including the Global Term Sheet attached as Exhibit A thereto)